EXHIBIT 99

BLACK HILLS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements present financial information to give effect of the July 11, 2008 sale of seven of Black Hills Corporation’s (the Company’s) independent power plants (the IPP Assets) to be accounted for in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS 144). The unaudited pro forma condensed consolidated financial statements are based on the Company’s historical consolidated financial statements, adjusted to give effect to the disposition of the IPP Assets in accordance with the underlying terms of the related sale agreement. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2007 and the three months ended March 31, 2008 have been prepared to present the consolidated results of continuing operations of the Company, assuming the sale occurred as of January 1, 2007. The unaudited pro forma condensed consolidated balance sheet presents our financial position assuming the sale of the IPP Assets had occurred on March 31, 2008. The unaudited pro forma condensed consolidated financial statements do not assume the use of any proceeds from the sale of the IPP Assets to invest in the Company, purchase a similar asset or reduce outstanding debt.

Management believes that the assumptions used to derive the unaudited pro forma condensed consolidated financial statements are reasonable under the circumstances and given the information available. Such pro forma financial data has been provided for informational purposes and is not necessarily indicative of the Company’s financial condition or results of operations that actually would have been attained had the transaction occurred at the dates indicated, and is not necessarily indicative of the Company’s financial position or results of operations that will be achieved in the future. As a result of the IPP Asset sale the historical operations of the IPP Assets will be shown as discontinued operations in the Company’s future consolidated financial statements beginning with the Form 10-Q for the second quarter of 2008. In addition, these unaudited pro forma financial statements have been presented on a basis to eliminate the effects of reporting discontinued operations. The unaudited pro forma condensed consolidated financial statements together with the notes thereto should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes thereto, which can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities Exchange Commission (SEC) on February 29, 2008 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, filed with the SEC on May 9, 2008.

BLACK HILLS CORPORATION

CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

(unaudited)

	As reported	Pro Forma		Restated Pro Forma
	March 31, 2008	Adjustments		March 31,2008
	(in thousands, except per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$75,605	$758,183	(1)	$833,788
Restricted cash	5,484	—		5,484
Short-term investments	7,290	—		7,290
Receivables (net of allowance for doubtful
accounts of $4,213)	270,763	(16,585)	(1)	254,178
Materials, supplies and fuel	87,937	(7,404)	(1)	80,533
Derivative assets	46,337	—		46,337
Deferred income taxes	14,011	—		14,011
Other assets	16,048	(1,610)	(1)	14,438
Assets of discontinued operations	1,106	—		1,106
	524,581	732,584		1,257,165

Investments	16,745	—		16,745

Property, plant and equipment	2,564,259	(661,163)	(1)	1,903,096
Less accumulated depreciation and depletion	(689,997)	163,268	(1)	(526,729)
	1,874,262	(497,895)		1,376,367
Other assets:
Derivative assets	1,360	—		1,360
Goodwill	40,501	(26,501)	(1)	14,000
Intangible assets (net of accumulated amortization
of $28,865)	20,275	(20,272)	(1)	3
Other	47,343	(14,736)	(1)	32,607
	109,479	(61,509)		47,970
	$2,525,067	$173,180		$2,698,247
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$242,048	$(3,093)	(1)	$238,955
Accrued liabilities	104,808	(6,407)	(1)	98,401
Derivative liabilities	72,526	—		72,526
Notes payable	73,000	—		73,000
Current maturities of long-term debt	143,187	(12,857)	(1)	130,330
Accrued income taxes	303	98,835	(1)	99,138
Liabilities of discontinued operations	757	—		757
	636,629	76,478		713,107

Long-term debt, net of current maturities	561,136	(57,857)	(1)	503,279

Deferred credits and other liabilities:
Deferred income taxes	209,272	—		209,272
Derivative liabilities	16,516	—		16,516
Other	131,032	(30)	(1)	131,002
	356,820	(30)		356,790

Minority interest in subsidiaries	5,244	—		5,244

Stockholders’ equity:
Common stock equity –
Common stock $1 par value; 100,000,000 shares
authorized; Issued 38,425,006 shares	38,425	—		38,425
Additional paid-in capital	578,742	—		578,742
Retained earnings	400,909	154,589	(1), (3)	555,498
Treasury stock at cost – 29,400 shares	(1,050)	—		(1,050)
Accumulated other comprehensive loss	(51,788)	—		(51,788)
	965,238	154,589		1,119,827

	$2,525,067	$173,180		$2,698,247

The accompanying notes to condensed consolidated pro forma financial statements are an integral part of these condensed consolidated pro forma financial statements.

BLACK HILLS CORPORATION

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME

(unaudited)

	As Reported for the			Total Pro Forma for the
	Three Months Ended	Pro Forma		Three Months Ended
	March 31, 2008	Adjustments		March 31,2008
	(in thousands, except per share amounts)

Operating revenues	$179,211	$(26,361)	(1)	$152,850

Operating expenses:
Fuel and purchased power	54,615	(904)	(1)	53,711
Operations and maintenance	26,203	(5,552)	(1)	20,651
Administrative and general	25,549	(1,490)	(1), (2)	24,059
Depreciation, depletion and amortization	25,644	(6,257)	(1)	19,387
Taxes, other than income taxes	10,636	(1,128)	(1)	9,508
	142,647	(15,331)		127,316

Operating income	36,564	(11,030)		25,534

Other income (expense):
Interest expense	(12,333)	3,139	(1)	(9,194)
Interest income	433	(7)	(1)	426
Allowance for funds used during
construction – equity	281	—		281
Other income, net	344	(8)	(1)	336
	(11,275)	3,124		(8,151)

Income from continuing operations
before equity in earnings of
unconsolidated subsidiaries, minority
interest and income taxes	25,289	(7,906)		17,383
Equity in earnings of unconsolidated
subsidiaries	232	—		232
Minority interest	(77)	—		(77)
Income tax expense	(8,872)	3,070	(1)	(5,802)

Income from continuing operations	$16,572	$(4,836)		$11,736

Weighted average common shares
outstanding:
Basic	37,826			37,826
Diluted	38,399			38,399

Earnings per share from continuing operations:
Basic	$0.43			$0.31
Diluted	$0.43			$0.31

The accompanying notes to condensed consolidated pro forma financial statements are an integral part of these condensed consolidated pro forma financial statements.

BLACK HILLS CORPORATION

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME

(unaudited)

	Twelve Months			Total Pro Forma for
	Ended			the Twelve Months
	December 31, 2007	Pro Forma		Ended December 31,
	as Reported	Adjustments		2008
(in thousands, except per share amounts)

Operating revenues	$695,914	$(121,076)	(1)	$574,838

Operating expenses:
Fuel and purchased power	175,919	(4,117)	(1)	171,802
Operations and maintenance	84,045	(26,086)	(1)	57,959
Administrative and general	115,568	(4,231)	(1), (2)	111,337
Depreciation, depletion and amortization	99,700	(27,933)	(1)	71,767
Taxes, other than income taxes	37,816	(4,873)	(1)	32,943
Impairment of long-lived assets	3,315	—		3,315
	516,363	(67,240)		449,123

Operating income	179,551	(53,836)		125,715

Other income (expense):
Interest expense	(40,953)	15,772	(1)	(25,181)
Interest income	3,609	(44)	(1)	3,565
Allowance for funds used during
construction – equity	4,803	—		4,803
Other expense	(423)	51	(1)	(372)
Other income, net	786	—		786
	(32,178)	15,779		(16,399)

Income from continuing operations
before equity in earnings of
unconsolidated subsidiaries, minority
interest and income taxes	147,373	(38,057)		109,316
Equity in earnings of unconsolidated
subsidiaries	(1,231)	—		(1,231)
Minority interest	(377)	—		(377)
Income tax expense	(45,641)	14,179	(1)	(31,462)

Income from continuing operations	$100,124	$(23,878)		$76,246

Weighted average common shares
outstanding:
Basic	37,024			37,024
Diluted	37,414			37,414

Earnings per share from continuing operations:
Basic	$2.70			$2.06
Diluted	$2.68			$2.04

The accompanying notes to condensed consolidated pro forma financial statements are an integral part of these condensed consolidated pro forma financial statements.

BLACK HILLS CORPORATION

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

On July 11, 2008, the Company completed a sale of seven independent power plants consisting of 974 megawatts for $840 million cash, subject to working capital adjustments. The net proceeds from the sale were approximately $762.8 million, reflecting the repayment of associated project debt financing and the effects of estimated working capital adjustments. Based on March 31, 2008 historical balances, the after-tax gain on the sale was approximately $154.6 million. Actual adjustments and balances will result in differences from the information presented. The accompanying unaudited pro forma condensed consolidated financial statements do not assume the use of any proceeds from the sale of the IPP Assets to invest in the Company, purchase similar assets or reduce outstanding debt. The unaudited pro forma condensed balance sheet presented herein assumes the sale occurred as of March 31, 2008. The unaudited pro forma condensed consolidated statements of income are presented as if the sale occurred as of January 1, 2007. Such pro forma information is based on the Company’s historical consolidated financial statements and accompanying notes thereto, which can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities Exchange Commission (SEC) on February 29, 2008 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, filed with the SEC on May 9, 2008. The IPP Assets sold were previously reported within the Power Generation segment for reporting purposes within the Company’s historical consolidated financial statements and accompanying notes thereto.

Pro Forma adjustments are based on the following:

1.

The pro forma adjustments represent the discontinued operations of the IPP Assets. This presentation of discontinued operations has been prepared in accordance with SFAS 144. Additionally, interest expense has been presented within discontinued operations in accordance with Emerging Issues Task Force Issues 87-24, “Allocation of Interest to Discontinued Operations”.

2.

General indirect corporate overhead costs previously allocated to the IPP Assets and present within the related operating results of the Power Generation segment within the Company’s historical consolidated financial statements have been excluded from reclassification as discontinued operations. Historical amounts not reclassified to discontinued operations were $1.6 million for the three months ended March 31, 2008 and $6.1 million for the year ended December 31, 2007.

3.

The estimated after-tax gain of approximately $154.6 million is reflected as an adjustment to retained earnings. This estimate is based on the historical information as of March 31, 2008. Actual adjustments and balances will result in differences from the information presented.